                                                                    Exhibit 24


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-36928, 33-44215, 33-46310 and 33-52517) and in the Registration Statements on Form S-8 (Nos. 33-10621, 33-21756, 33-34288, 33-48858 and 33-54233) of United Asset
Management Corporation of our report dated February 7, 1994 appearing on page 79 of the 1993 Annual Report to Shareholders of United Asset Management Corporation, which is incorporated by reference in United Asset Management Corporation's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page F-1 of such Annual Report on Form 10-K.






PRICE WATERHOUSE LLP
Boston, Massachusetts
November 30, 1994

                                                                    Exhibit 24


                    CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the following registration statements of United Asset Management Corporation of our report dated May 20, 1994, on our audits of the combined balance sheet of the JMB Business Group as of December 31, 1993 and 1992, and the related combined statements of income, changes in combined equity, and cash flows for each of the years in the three-year period ended December 31, 1993, which reports are included in this Form 8-K:

     1. Form S-8 (No. 33-10621) as filed on December 5, 1986.

     2. Form S-8 (No. 33-21756) as filed on May 9, 1988.

     3. Form S-8 (No. 33-34288) as filed on April 10, 1990.

     4. Form S-8 (No. 33-48858) as filed on June 25, 1992.

     5. Form S-8 (No. 33-54233) as filed on June 20, 1994.

     6. Form S-3 (No. 33-36928) as filed on September 20, 1990.

     7. Form S-3 (No. 33-44215) as filed on November 27, 1991.

     8. Form S-3 (No. 33-46310) as filed on March 11, 1992.

     9. Form S-3 (No. 33-52517) as filed on March 3, 1994.




ALTSCHULER, MELVOIN AND GLASSER LLP
Chicago, Illinois
November 30, 1994

                                                                    Exhibit 24


                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
United Asset Management Corporation


We consent to the incorporation by reference in the registration statements of United Asset Management Corporation, No. 33-10621 on Form S-8, No. 33-21756 on Form S-8, No. 33-34288 on Form S-8, No. 33-48858 on Form S-8, No. 33-54233 on
Form S-8, No. 33-36928 on Form S-3, No. 33-44215 on Form S-3, No. 33-46310 on
Form S-3, No. 33-52517 on Form S-3 of our audit report dated March 11, 1994 relating to the balance sheet of Provident Investment Counsel, Inc. (an S Corporation) as of December 31, 1993 and the related statements of income, and stockholders' equity and cash flows for the year then ended, which report is included in this Form 8-K.





Horsfall, Murphy & Pindroh
Pasadena, California
November 30, 1994

                                                                    Exhibit 24


                         INDEPENDENT AUDITOR'S CONSENT


We hereby consent to the incorporation by reference in the following registration statements of United Asset Management Corporation of our report dated March 5, 1993, relating to the financial statements of Provident Investment Counsel, an S corporation, as of December 31, 1991 and 1992, and for the years then ended, which report is included in this Form 8-K:

     1.  Form S-8 (No. 33-10621) as filed on December 5, 1986

     2.  Form S-8 (No. 33-21756) as filed on May 9, 1988

     3.  Form S-8 (No. 33-34288) as filed on April 10, 1990

     4.  Form S-8 (No. 33-48858) as filed on June 25, 1992

     5.  Form S-8 (No. 33-54233) as filed on June 20, 1994

     6.  Form S-3 (No. 33-36928) as filed on September 20, 1990

     7.  Form S-3 (No. 33-44215) as filed on November 27, 1991

     8.  Form S-3 (No. 33-46310) as filed on March 11, 1992

     9.  Form S-3 (No. 33-52517) as filed on March 3, 1994




MAGINNIS, KNECHTEL & McINTYRE
Pasadena, California
November 30, 1994